UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2023

John Deere Owner Trust 2021

(Exact name of the Issuing Entity as specified in its charter)

(Central Index Key Number: 0001762590)

John Deere Receivables LLC

(Exact name of the Depositor as specified in its charter)

(Central Index Key Number: 0001762590)

John Deere Capital Corporation

(Exact name of the Sponsor as specified in its charter)

(Central Index Key Number: 0000027673)

State of Delaware	333-228964-04	86-6587051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o John Deere Capital Corporation P.O. Box 5328 Madison, Wisconsin	53705-0328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 438-7394

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 6.02.	Change of Servicer or Trustee

Pursuant to an Assignment and Assumption Agreement, dated as of January 28, 2022 between U.S. Bank National Association (“U.S. Bank N.A.”) and U.S. Bank Trust Company, National Association (“U.S. Bank Trust Co.”) (U.S. Bank N.A. and U.S. Bank Trust Co. are collectively referred to herein as “U.S. Bank”) and as a result of the transfer of substantially all of U.S. Bank N.A.’s corporate trust business to U.S. Bank Trust Co., effective as of February 27, 2023, U.S. Bank Trust Co. succeeded U.S. Bank N.A. as the indenture trustee (U.S. Bank Trust Co. in such capacity, the “Indenture Trustee”) under the Indenture between John Deere Owner Trust 2021 (the “Issuing Entity”) and U.S. Bank N.A. dated March 10, 2021 (the “Indenture”). U.S. Bank N.A. will act as initial account bank and securities intermediary under the Indenture and Sale and Servicing Agreement, and the Indenture Trustee will maintain the accounts of the Issuing Entity in the name of the Indenture Trustee at U.S. Bank N.A.; otherwise, the duties and responsibilities of the indenture trustee, limitations on the indenture trustee’s liability and indemnification under the transaction agreements and the contractual provisions regarding the indenture trustee’s removal, replacement or resignation under the transaction agreements and other information contemplated by Item 1109(a)(3) through (6) of Regulation AB remains unchanged from the information described in the final prospectus, dated March 2, 2021 and filed with the Commission on March 4, 2021.

U.S. Bancorp, with total assets exceeding $675 billion as of December 31, 2022, is the parent company of U.S. Bank N.A., the fifth largest commercial bank in the United States. As of December 31, 2022, U.S. Bancorp operated over 2,200 branch offices in 26 states. A network of specialized U.S. Bancorp offices across the nation provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, and institutions.

U.S. Bank has one of the largest corporate trust businesses in the country with office locations in 48 domestic and 2 international cities. The Indenture will be administered from U.S. Bank’s corporate trust office located at 190 S. LaSalle Street, 7th Floor, Chicago, IL 60603.

U.S. Bank has provided corporate trust services since 1924. As of December 31, 2022, U.S. Bank was acting as trustee with respect to over 124,000 issuances of securities with an aggregate outstanding principal balance of over $5.6 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

The Indenture Trustee shall make each monthly statement available to the noteholders via the Indenture Trustee’s internet website at ttps://pivot.usbank.com. Noteholders with questions may direct them to the Indenture Trustee’s bondholder services group at (800) 934-6802.

As of December 31, 2022, U.S. Bank (and its affiliate U.S. Bank Trust National Association) was acting as Indenture Trustee, registrar and paying agent on 101 issuances of equipment finance-backed securities with an outstanding aggregate principal balance of approximately $ $17,058,500,000.

U.S. Bank N.A. and other large financial institutions have been sued in their capacity as trustee or successor trustee for certain residential mortgage-backed securities ("RMBS") trusts. The complaints, primarily filed by investors or investor groups against U.S. Bank N.A. and similar institutions, allege the trustees caused losses to investors as a result of alleged failures by the sponsors, mortgage loan sellers and servicers to comply with the governing agreements for these RMBS trusts. Plaintiffs generally assert causes of action based upon the trustees’ purported failures to enforce repurchase obligations of mortgage loan sellers for alleged breaches of representations and warranties, notify securityholders of purported events of default allegedly caused by breaches of servicing standards by mortgage loan servicers and abide by a heightened standard of care following alleged events of default.

U.S. Bank N.A. denies liability and believes that it has performed its obligations under the RMBS trusts in good faith, that its actions were not the cause of losses to investors, that it has meritorious defenses, and it has contested and intends to continue contesting the plaintiffs’ claims vigorously. However, U.S. Bank N.A. cannot assure you as to the outcome of any of the litigation, or the possible impact of these litigations on the trustee or the RMBS trusts.

On March 9, 2018, a law firm purporting to represent fifteen Delaware statutory trusts (the “DSTs”) that issued securities backed by student loans (the “Student Loans”) filed a lawsuit in the Delaware Court of Chancery against U.S. Bank N.A. in its capacities as indenture trustee and successor special servicer, and three other institutions in their respective transaction capacities, with respect to the DSTs and the Student Loans. This lawsuit is captioned The National Collegiate Student Loan Master Trust I, et al. v. U.S. Bank National Association, et al., C.A. No. 2018-0167-JRS (Del. Ch.) (the “NCMSLT Action”). The complaint, as amended on June 15, 2018, alleged that the DSTs have been harmed as a result of purported misconduct or omissions by the defendants concerning administration of the trusts and special servicing of the Student Loans. Since the filing of the NCMSLT Action, certain Student Loan borrowers have made assertions against U.S. Bank N.A. concerning special servicing that appear to be based on certain allegations made on behalf of the DSTs in the

NCMSLT Action.

U.S. Bank N.A. has filed a motion seeking dismissal of the operative complaint in its entirety with prejudice pursuant to Chancery Court Rules 12(b)(1) and 12(b)(6) or, in the alternative, a stay of the case while other prior filed disputes involving the DSTs and the Student Loans are litigated. On November 7, 2018, the Court ruled that the case should be stayed in its entirety pending resolution of the first-filed cases. On January 21, 2020, the Court entered an order consolidating for pretrial purposes the NCMSLT Action and three other lawsuits pending in the Delaware Court of Chancery concerning the DSTs and the Student Loans, which remains pending.

U.S. Bank N.A. denies liability in the NCMSLT Action and believes it has performed its obligations as indenture trustee and special servicer in good faith and in compliance in all material respects with the terms of the agreements governing the DSTs and that it has meritorious defenses. It has contested and intends to continue contesting the plaintiffs’ claims vigorously.

Item 8.01 Other Events

On February 27, 2023, John Deere Owner Trust 2021, (the “Issuing Entity”), John Deere Receivables LLC, as Seller (the “Seller”) and John Deere Capital Corporation, as Servicer (the “Servicer”), entered into Amendment No. 1 to Sale and Servicing Agreement, as acknowledged, accepted and agreed by Wells Fargo Delaware Trust Company, N.A., not in its individual capacity but solely as Owner Trustee (the “Owner Trustee”), U.S. Bank National Association, not in its individual capacity but solely in its capacity as Indenture Trustee (the “Existing Indenture Trustee”), U.S. Bank Trust Company, National Association, not in its individual capacity but solely as successor Indenture Trustee (the “Successor Indenture Trustee”), and U.S. Bank National Association, solely as Account Bank (the “Account Bank”).

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Not applicable.
Exhibit No.	Description

99.1	Amendment No. 1 to Sale and Servicing Agreement, by and among the Issuing Entity, the Seller and the Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE RECEIVABLES LLC (Depositor)

	By:	/s/ Larry J. Gant
	Name:	Larry J. Gant
	Title:	Assistant Secretary and Assistant Treasurer

Dated: March 1, 2023